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                                                                   Exhibit 10.32

                         TELE.RING TELEKOM SERVICE GmbH

                                   as Borrower

                                       and

                       EKOM TELECOMMUNICATIONS HOLDING AG

                                    as Lender

                     AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

  Attention: No Original Signed Counterpart or True Copy of this Agreement May
                     Be Brought into Austria (See Clause 17)
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      This Amendment No. 1 made on January 30, 2003, to the Term Loan Agreement made on June 29, 2001.

      It is agreed as follows:

      BETWEEN:

      (1) TELE.RING TELEKOM SERVICE GmbH, a limited liability company established and validly existing under the laws of Austria whose registered number at the Vienna Commercial Court is FN 171112k (the "Borrower"); and

      (2) EKOM TELECOMMUNICATIONS HOLDING AG, a joint stock corporation established and validly existing under the laws of Austria whose registered number at the Vienna Commercial Court is FN 158908p (the "Lender").

      Whereas, the parties entered into the Term Loan Agreement on June 29, 2001 and the parties intend to modify the terms of the Term Loan Agreement as herein set forth.

1.    Defined Terms

      1.1 All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      1.2 The provisions of the Clauses listed below are amended by deleting such provisions as they currently exist in the Agreement and inserting the following provisions in lieu thereof or specifically amending such provisions pursuant to the instructions listed below, as the case may be:

      "Agreement" means the Term Loan Agreement dated June 29, 2001, as amended by the Letter Agreement dated April 5, 2002, and as further amended by this Amendment No. 1.

      "Commitment" means, at any time E185,000,000 (Euro one hundred eighty-five million).

      "Commitment Period" means the period commencing on the date of the Agreement and ending on the earlier of:

            (a)   June 30, 2004; and

            (b)   The date on which the Loan has been drawn down in full;

      "Repayment Date" means each of July 1, 2004, July 1, 2005, July 1, 2006 and December 31, 2006.

      2.1 The Lender, upon the terms and subject to the conditions hereof, and relying upon each of the representations and warranties in Clause 8, agrees to make available to the Borrower a term loan facility of up to E185,000,000. The
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            claims of the Lender against the Borrower under this Agreement will rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred solely by any bankruptcy, insolvency, liquidation or other similar laws of general application.

            Subject to Sections 3 and 4, the Lender shall make available Advances to the Borrower for Drawdown in an aggregate amount not to exceed E185,000,000 less any prior Advances made, which Advances shall be used for the purposes described in or contemplated by the Business Plan. The Borrower agrees to apply all amounts raised by it hereunder in or towards satisfaction of the purposes of the Business Plan and the Lender shall not be obliged to concern itself with such application.

      2.2   - Intentionally deleted

      3.3; 3.3.1; 3.3.2; and 3.3.3 - intentionally deleted.

      3.4   In Clause 3.4, the reference to Clause 3.3 is deleted.

      4.1.2 In Clause 4.1.2, the date "April 1, 2003" is changed to "June 30, 2004."

      6.1 The Borrower shall repay the Loan in installments on the Repayment Dates set forth below, which installments shall be calculated in the following manner:

      6.1.1 On July 1, 2004, an installment of principal equal to E83,333,333 less the difference between E250,000,000 and the total principal amount of the Loan outstanding on June 30, 2004, together with interest in an amount calculated in accordance with Exhibit A to this Amendment No. 1. The remaining principal amount after the payment of the installment set forth in this Clause 6.1.1 shall be referred to below in this section as the "Remaining Principal Amount."

      6.1.2 On each of July 1, 2005 and July 1, 2006, one-third of the Remaining Principal Amount of the Loan (after the payment of the installment set forth in Clause 6.1.1 above) together with interest accrued on the principal amount of the Loan being repaid on such Repayment Dates as illustrated on Exhibit A to this Amendment No. 1.

      6.1.3 On December 31, 2006, one-third of the Remaining Principal Amount of the Loan (after the payment of the installment set forth in Clause
            6.1.1 above together with the balance of the outstanding interest, as illustrated on Exhibit A to this Amendment No. 1.

      6.1.4 For example, if on June 30, 2004 Borrower had borrowed a total of E185,000,000, the Repayments would be as follows:


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            (a)   July 1, 2004 - E83,333,333 less E65,000,000 equals a principal payment of E18,333,333, plus interest in an amount calculated in accordance with Exhibit A to this Amendment No. 1.

            (b)   July 1, 2005, July 1, 2006 and December 31, 2006 - E55,555,556
                  plus interest in an amount calculated in accordance with Exhibit A to this Amendment No. 1.

            (c) For the avoidance of doubt, the parties have agreed that (i) interest will be compounded (i.e. interest on interest) only for the period from the date of the first Advance through December 31, 2002; thereafter, for the balance of the term of the Loan, interest will not be compounded; (ii) the amount of interest accrued and unpaid on the total outstanding principal of the Loan as of December 31, 2002 (Euro 145 million) is Euro 8,834,800; (iii) the amount of interest to be paid on July 1, 2004 shall be one-half of the total amount of the interest that is accrued and unpaid on the total amount of the principal outstanding on June 30, 2004. (The amount of such interest is currently estimated to be Euro 13,206,393 as set forth on Exhibit A, based upon the assumptions contained in Exhibit A as to the actual Interest Rates, the aggregate amount of principal drawn and the dates on which Advances will be made through June 30, 2004. The assumptions (Interest Rates, amount of principal drawn and the dates on which Advances will be made) shall not be binding and are made for illustrative purposes only); (iv) the final payment to be made on December 31, 2006 shall include the balance of the principal outstanding and all remaining accrued but unpaid interest; and (v) the rate used to calculate the interest shall be the Interest Rate, as such term is defined in this Agreement.

      6.2 The last sentence of Clause 6.2 is deleted in its entirety and the following is substituted in lieu thereof: "Commencing January 1, 2003, Borrower shall, twice during each calendar year until the Facility and all accrued interest has been repaid in full, use commercially reasonable endeavors, in the same manner as it has done in the past and represented to the Lender, to refinance the Facility."

      9.4 In Clause 9.4, the date "July 1, 2006" is changed to "December 31, 2006."

      13.1(c) In Clause 13.1(c), the reference to "E250,000,000" shall be deleted and "E185,000,000" shall be substituted in lieu thereof.

      16.1.2 Copies of all notices sent to the Borrower shall be sent to:

             Friedman Kaplan Seiler & Adelman LLP
             1633 Broadway, 46th Floor
             New York, NY 10019-6708


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             Attn.:  Barry A. Adelman and Richard M. Hoffman
             Fax: 212-833-1250

            17.2 The references in Clause 17.2 to "E250,000,000" shall be deleted and "E185,000,000" substituted in lieu thereof.

2.    Full Force and Effect

      Except as specifically set forth herein, the Term Loan Agreement as modified by the Letter Agreement dated April 5, 2002 and as amended hereby, shall remain in full force and effect in accordance with its terms.

3.    Shareholder Consent

      By his signature below, Mr. Bradley Horwitz also gives his consent to this Amendment No. 1 in his capacity as Managing Director (with sole power of representation) of, and on behalf of, the Borrower's parent, EHG Einkaufs-und Handels GmbH.


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IN WITNESS WHEREOF, the parties to this have caused this Amendment No. 1 to be duly executed on the date first above written.

Borrower

SIGNED for and on behalf of
TELE.RING TELEKOM SERVICE GmbH


By:__________________________________


Lender

SIGNED for and on behalf of
EKOM TELECOMMUNICATIONS HOLDING AG


By: __________________________________


Shareholder (solely as to Clause 3)

SIGNED for and on behalf of
EHG EINKAUFS-und HANDELS GmbH


By:__________________________________
   Brad Horwitz
   Managing Director


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